UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06042

Name of Fund: The Europe Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, The Europe Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                                The Europe
                                                Fund, Inc.

Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

The Europe Fund, Inc.

Geographic Allocation as a Percentage of Total Investments as of December 31,
2004

A pie graph depicting Geographic Allocation as a Percentage of Total Investments as of December 31, 2004

Finland                                                                     1.2%
Netherlands                                                                 3.4%
Spain                                                                       3.9%
Sweden                                                                      4.9%
Italy                                                                       8.0%
United Kingdom                                                             29.6%
Germany                                                                    12.0%
Switzerland                                                                12.3%
France                                                                     24.7%

Portfolio Information as of December 31, 2004

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Altran Technologies SA ...............................................    4.9%
Shell Transport & Trading Company Plc ................................    3.6
BP Amoco Plc .........................................................    3.6
Vodafone Group Plc ...................................................    3.5
HSBC Holdings Plc ....................................................    3.4
TotalFinaElf SA `B' ..................................................    3.1
Capitalia SpA ........................................................    3.1
E.On AG ..............................................................    2.6
Banca Intesa SpA .....................................................    2.4
GlaxoSmithKline Plc ..................................................    2.3

                                                                      Percent of
Five Largest Industries*                                              Net Assets
--------------------------------------------------------------------------------
Commercial Banks ............................................              16.4%
Oil & Gas ...................................................              11.4
Pharmaceuticals .............................................               8.5
IT Services .................................................               5.6
Hotels, Restaurants & Leisure ...............................               5.4
--------------------------------------------------------------------------------
* For Fund compliance purposes, "Industries" means any one or more of the sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.


2               THE EUROPE FUND, INC.          DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


                THE EUROPE FUND, INC.          DECEMBER 31, 2004               3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      The Fund provided an attractive absolute return for the fiscal year and, we believe, is well positioned for better relative results in the new year.

How did the Fund perform during the fiscal year in light of the existing market conditions?

Market conditions were challenging in 2004 as external events raised concerns among investors on several occasions. For example, events in Iraq, the March bombings in Spain and the volatile oil price were major short-term drivers of stock market performance. Overall, this led to a market where defensive, often regulated types of businesses were the best performers. Utilities, for example, presented investors with some reassuring visibility.

For the 12-month period ended December 31, 2004, the Common Stock of The Europe Fund, Inc. had net annualized yields of 6.54% and 6.83%, based on a year-end per share net asset value of $11.85 and a per share market price of $11.34, and $.775 per share income dividends and distributions. Over the same period, the total investment return on the Fund's Common Stock was +15.57%, based on a change in per share net asset value from $10.97 to $11.85, and assuming reinvestment of all distributions. For the same period, the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe Index, returned +20.88% (U.S. dollar adjusted).

We believe that the Fund's underperformance of the benchmark is based primarily on the following two factors. First, we increased the Fund's growth style bias over the course of the year, notably from the second quarter onward, when we sold out of a number of basic industry companies. Our assessment at this time was that the momentum of the world economy was starting to slow. In hindsight, this move proved to be premature, as 2004 represented the fourth consecutive year that the growth style of investing underperformed the broader market, and even further lagged the value style of investing.

The second factor was the disappointing performance of the Fund's largest holding, the French R&D consultancy company Altran Technologies SA. Altran, a turnaround story, was a positive contributor in 2003, suffered from profit taking in the first quarter of 2004 and recovered in the second quarter before warning about a delay in the pace of its margin recovery over the summer. Altran's share price halved at this time, costing us approximately 250 basis points (2.5%) in relative performance. In the final quarter of the year, the shares started to recover, and we firmly believe that 2005 should see the company make some more significant progress. In our view, Altran is a good business, operating in a fast-improving environment. Furthermore, its management is in the process of being reinforced with the hire of a high-caliber new chief operating officer. The stock's valuation is very attractive, in our view, and we took advantage of the opportunity to add to the Fund's position in Altran at lower levels.

For the six-month period ended December 31, 2004, the total investment return on the Fund's Common Stock was +13.30%, based on a change in per share net asset value from $11.19 to $11.85, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

As mentioned earlier, a key strategic change in the first half of the year was the reduction in the Fund's exposure to the more cyclical industries, such as chemicals and steel. These sectors had benefited from a very favorable supply/demand situation for their products, notably as a result of China's investment boom.

For example, we sold our holding in steelmaker Arcelor SA. In our view, the fundamentals of the steel industry have not really changed. Rather, it appears that the accelerated industrialization of China has created a temporary squeeze, providing steel manufacturers with some pricing power for the time being.

As a result of our bottom-up investment approach, country allocation changes were the result of our individual investment decisions. Portfolio turnover for the year was near 36%, not far from our historical average.


4               THE EUROPE FUND, INC.          DECEMBER 31, 2004

How would you characterize the Fund's position at the close of the period?

After the positive returns of the fourth quarter of 2004, when the portfolio and its benchmark appreciated by approximately 16% (of which approximately 9% came from the appreciation of European currencies against the U.S. dollar), we are expecting to see the markets consolidate somewhat in the near term.

Although the European economic outlook remains uninspiring in the immediate future, looking out over the whole of 2005, we expect to once again see some attractive returns from European equities. Balance sheets are now in good shape, share buybacks are becoming more common, and dividend increases are likely. We also expect to see a significant pickup in takeover activity. After four years of de-rating, we find that many growth companies with superior business models have lost their premium ratings and present some attractive investment opportunities. We also believe there are a number of convincing turnaround opportunities that have yet to be fully played out. The Fund's largest holding, Altran, is an example of that theme, as is the Italian bank Capitalia SpA.

Overall, we are focusing on companies with superior products or services, Asian exposure (for example, LVMH for luxury goods), and exposure to increased corporate spending (for example, ABB Ltd. and Alstom). We favor companies with further ability to increase margins via internal scope (portfolio of products streamlining, innovation, globalization), and we are wary of commodity producers.

After a somewhat frustrating year, we believe there are good reasons to be confident that 2005 should present compelling opportunities for the Fund to achieve more favorable relative performance.

Michel Legros
Vice President and Portfolio Manager

January 14, 2005

--------------------------------------------------------------------------------
We are pleased to announce that effective February 5, 2005, Samuel Joab is responsible for the day-to-day management of The Europe Fund, Inc. Mr. Joab has been employed at Merrill Lynch Investment Managers since 1992.
--------------------------------------------------------------------------------


                THE EUROPE FUND, INC.          DECEMBER 31, 2004               5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                        (in U.S. dollars)

                                                                     Shares
Country                   Industry*                                    Held    Common Stocks                                Value
====================================================================================================================================
Finland--1.2%             Communications Equipment--1.2%             90,000    Nokia Oyj                                $  1,421,503
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Finland              1,421,503
====================================================================================================================================
France--24.7%             Commercial Banks--2.2%                     23,500    BNP Paribas SA                              1,702,528
                                                                      9,000    Societe Generale `A'                          910,765
                                                                                                                        ------------
                                                                                                                           2,613,293
                          ----------------------------------------------------------------------------------------------------------
                          Communications Equipment--0.5%             35,000   +Alcatel SA                                    544,719
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication              38,000    France Telecom SA                           1,258,230
                          Services--1.0%
                          ----------------------------------------------------------------------------------------------------------
                          Electrical Equipment--1.4%              2,132,895   +Alstom                                      1,623,517
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.8%             20,000    Carrefour SA                                  952,562
                          ----------------------------------------------------------------------------------------------------------
                          Health Care Equipment & Supplies--0.4%      6,500    Essilor International SA                      509,345
                          ----------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants & Leisure--1.5%        40,000    Accor SA                                    1,751,257
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.2%                            60,000    AXA                                         1,482,670
                          ----------------------------------------------------------------------------------------------------------
                          IT Services--5.6%                         550,000   +Altran Technologies SA                      5,846,133
                                                                      7,000   +Atos Origin                                   475,452
                                                                     10,000   +Cap Gemini SA                                 320,239
                                                                                                                        ------------
                                                                                                                           6,641,824
                          ----------------------------------------------------------------------------------------------------------
                          Media--2.8%                                20,000    M6 Metropole Television Group                 568,166
                                                                     27,500    Publicis Groupe                               891,498
                                                                     60,000   +Vivendi Universal SA                        1,915,727
                                                                                                                        ------------
                                                                                                                           3,375,391
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas--3.1%                            17,000    TotalFinaElf SA `B'                         3,713,334
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--1.3%                      19,000    Sanofi-Aventis                              1,518,554
                          ----------------------------------------------------------------------------------------------------------
                          Software--0.7%                            119,379    Lectra Systemes                               811,329
                          ----------------------------------------------------------------------------------------------------------
                          Textiles, Apparel & Luxury Goods--2.2%     34,000    LVMH (Moet Hennessy Louis Vuitton SA)       2,604,187
                                                                               Total Common Stocks in France              29,400,212
====================================================================================================================================
Germany--11.5%            Automobiles--0.5%                          14,000    Bayerische Motoren Werke (BMW) AG             631,779
                          ----------------------------------------------------------------------------------------------------------
                          Capital Markets--1.2%                       8,000    Deutsche Bank AG (Registered Shares)          710,290
                                                                     32,500    MLP AG                                        644,522
                                                                                                                        ------------
                                                                                                                           1,354,812
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial Services--1.1%       22,000    Deutsche Boerse AG                          1,324,127
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication              70,000   +Deutsche Telekom AG                         1,584,206
                          Services--1.3%
                          ----------------------------------------------------------------------------------------------------------
                          Electric Utilities--2.6%                   34,000    E.On AG                                     3,099,144
                          ----------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--1.1%             15,500    Siemens AG                                  1,314,245
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.3%                             8,500    Allianz AG (Registered Shares)              1,127,634
                                                                      3,200    Muenchener
                                                                               Rueckversicherungs-Gesellschaft AG
                                                                               (Registered Shares)                           393,421
                                                                                                                        ------------
                                                                                                                           1,521,055
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--0.6%                       9,500    Schering AG                                   710,337
                          ----------------------------------------------------------------------------------------------------------
                          Software--1.0%                              6,500    SAP AG (Systeme, Anwendungen, Produkte
                                                                               in der Datenverarbeitung)                   1,160,935
                          ----------------------------------------------------------------------------------------------------------
                          Textiles, Apparel & Luxury Goods--0.8%      6,000    Adidas-Salomon AG                             968,465
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Germany             13,669,105
                          ==========================================================================================================


6               THE EUROPE FUND, INC.          DECEMBER 31, 2004

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                     Shares
Country                   Industry*                                    Held    Common Stocks                                Value
====================================================================================================================================
Italy--8.0%               Commercial Banks--6.0%                    600,000    Banca Intesa SpA                         $  2,887,046
                                                                    800,000    Capitalia SpA                               3,665,625
                                                                    105,000    UniCredito Italiano SpA                       603,711
                                                                                                                        ------------
                                                                                                                           7,156,382
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication             127,500    Telecom Italia RNC                            413,677
                          Services--0.9%                            150,000    Telecom Italia SpA                            613,701
                                                                                                                        ------------
                                                                                                                           1,027,378
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas--1.1%                            54,000    Eni SpA                                     1,352,019
                                                                               Total Common Stocks in Italy                9,535,779
====================================================================================================================================
Netherlands--3.4%         Commercial Services & Supplies--0.9%       67,500    Vedior NV `A'                               1,100,075
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Financial Services--2.0%       76,656    ING Groep NV                                2,319,373
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.5%             75,000   +Koninklijke Ahold NV                          581,079
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in the Netherlands      4,000,527
====================================================================================================================================
Spain--3.8%               Commercial Banks--1.3%                     90,000    Banco Bilbao Vizcaya Argentaria SA          1,596,439
                          ----------------------------------------------------------------------------------------------------------
                          Diversified Telecommunication             102,500    Telefonica SA                               1,931,018
                          Services--1.6%
                          ----------------------------------------------------------------------------------------------------------
                          Tobacco--0.9%                              23,000    Altadis SA                                  1,053,554
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Spain                4,581,011
====================================================================================================================================
Sweden--4.9%              Commercial Services & Supplies--1.0%       70,000    Securitas AB `B'                            1,200,831
                          ----------------------------------------------------------------------------------------------------------
                          Communications Equipment--2.1%            800,000   +Telefonaktiebolaget LM Ericsson AB `B'      2,552,141
                          ----------------------------------------------------------------------------------------------------------
                          Insurance--1.2%                           280,000    Skandia Forsakrings AB                      1,394,649
                          ----------------------------------------------------------------------------------------------------------
                          Machinery--0.6%                            17,500    Sandvik AB                                    705,751
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Sweden               5,853,372
====================================================================================================================================
Switzerland--12.1%        Capital Markets--3.3%                      40,000    Credit Suisse Group (Registered Shares)     1,681,470
                                                                     27,000    UBS AG (Registered Shares)                  2,264,049
                                                                                                                        ------------
                                                                                                                           3,945,519
                          ----------------------------------------------------------------------------------------------------------
                          Chemicals--0.6%                             7,450    Syngenta AG                                   791,452
                          ----------------------------------------------------------------------------------------------------------
                          Electrical Equipment--0.8%                162,500   +ABB Ltd.                                      907,462
                          ----------------------------------------------------------------------------------------------------------
                          Food Products--2.0%                         9,000    Nestle SA (Registered Shares)               2,354,674
                          ----------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants & Leisure--1.9%         5,100    Kuoni Reisen Holding AG (Registered
                                                                               Shares)                                     2,242,547
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--3.5%                      47,000    Novartis AG (Registered Shares)             2,368,393
                                                                     15,850    Roche Holding AG (Genuss)                   1,824,611
                                                                                                                        ------------
                                                                                                                           4,193,004
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in Switzerland         14,434,658
                          ==========================================================================================================


                THE EUROPE FUND, INC.          DECEMBER 31, 2004               7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                            (in U.S. dollars)

                                                                      Shares
Country                   Industry*                                     Held    Common Stocks                               Value
====================================================================================================================================
United Kingdom--          Commercial Banks--6.9%                    165,000    Barclays Plc                             $ 1,856,353
29.4%                                                               242,500    HSBC Holdings Plc                           4,092,414
                                                                     67,500    Royal Bank of Scotland Group Plc            2,270,476
                                                                                                                        ------------
                                                                                                                           8,219,243
                          ----------------------------------------------------------------------------------------------------------
                          Commercial Services & Supplies--0.6%      155,000    Serco Group Plc (Ordinary)                    714,203
                          ----------------------------------------------------------------------------------------------------------
                          Electronic Equipment &                    180,000   +NXT Plc                                       158,968
                          Instruments--0.1%
                          ----------------------------------------------------------------------------------------------------------
                          Energy Equipment & Services--0.5%          90,000    Expro International Group Plc                 620,320
                          ----------------------------------------------------------------------------------------------------------
                          Food & Staples Retailing--0.9%             85,000    Boots Group Plc                             1,069,721
                          ----------------------------------------------------------------------------------------------------------
                          Food Products--0.5%                        60,000    Unilever Plc                                  589,218
                          ----------------------------------------------------------------------------------------------------------
                          Health Care Providers & Services--0.6%    100,000    iSOFT Group Plc                               662,366
                          ----------------------------------------------------------------------------------------------------------
                          Hotels, Restaurants & Leisure--2.0%        15,000    Carnival Plc                                  915,217
                                                                    150,000    Compass Group Plc                             709,164
                                                                    140,000    Hilton Group Plc                              764,697
                                                                                                                        ------------
                                                                                                                           2,389,078
                          ----------------------------------------------------------------------------------------------------------
                          Industrial Conglomerates--1.8%            135,000    Smiths Group Plc                            2,130,515
                          ----------------------------------------------------------------------------------------------------------
                          Multiline Retail--0.4%                     13,500    Next Plc                                      427,658
                          ----------------------------------------------------------------------------------------------------------
                          Oil & Gas--7.1%                           435,000    BP Amoco Plc                                4,242,599
                                                                    500,000    Shell Transport & Trading Company Plc       4,262,182
                                                                                                                        ------------
                                                                                                                           8,504,781
                          ----------------------------------------------------------------------------------------------------------
                          Pharmaceuticals--3.1%                      27,500    AstraZeneca Group Plc                         997,341
                                                                    117,500    GlaxoSmithKline Plc                         2,756,691
                                                                                                                        ------------
                                                                                                                           3,754,032
                          ----------------------------------------------------------------------------------------------------------
                          Software--1.4%                          2,500,000   +Innovation Group Plc                        1,667,915
                          ----------------------------------------------------------------------------------------------------------
                          Wireless Telecommunication              1,550,000    Vodafone Group Plc                          4,203,385
                          Services--3.5%
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Common Stocks in the United
                                                                               Kingdom                                    35,111,403
                          ==========================================================================================================
                                                                               Total Common Stocks
                                                                               (Cost--$91,057,740)--99.0%                118,007,570
                          ==========================================================================================================


8               THE EUROPE FUND, INC.          DECEMBER 31, 2004

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                                     Shares
Country                   Industry*                                    Held    Preferred Stocks                             Value
====================================================================================================================================
Germany--0.5%             Media--0.5%                                35,000    ProSieben SAT.1 Media AG                 $    642,245
                          ----------------------------------------------------------------------------------------------------------
                                                                               Total Preferred Stock
                                                                               (Cost--$612,264)--0.5%                        642,245
====================================================================================================================================

                                                                               Warrants
====================================================================================================================================
United Kingdom--          Capital Markets--0.1%                     500,000   +UBS AG--CW05 (ABB Ltd.) (a)                   145,106
0.1%                      ----------------------------------------------------------------------------------------------------------
                                                                               Total Warrants (Cost--$141,433)--0.1%         145,106
====================================================================================================================================
                          Total Investments (Cost--$91,811,437**)--99.6%                                                 118,794,921

                          Other Assets Less Liabilities--0.4%                                                                492,400
                                                                                                                        ------------
                          Net Assets--100.0%                                                                            $119,287,321
                                                                                                                        ============

* For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.
** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..................................            $ 93,078,656
                                                                   ============
      Gross unrealized appreciation ...................            $ 28,568,252
      Gross unrealized depreciation ...................              (2,851,987)
                                                                   ------------
      Net unrealized appreciation .....................            $ 25,716,265
                                                                   ============

+     Non-income producing security.
(a)   Each warrant entitles the holder to purchase 1 share of ABB Ltd. at CHF
      5.55 per share. The warrants are held exercisable until November 18, 2005.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.          DECEMBER 31, 2004               9

[LOGO] Merrill Lynch Investment Managers

Statement of Assets and Liabilities

As of December 31, 2004
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$91,811,437) .............................                      $ 118,794,921
                       Foreign cash (cost--$2,305,342) .............................                          2,305,594
                       Receivables:
                          Dividends ................................................    $     284,579
                          Securities sold ..........................................          198,211
                          Interest .................................................            3,997           486,787
                                                                                        -------------------------------
                       Total assets ................................................                        121,587,302
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Custodian bank ...........................................        1,441,826
                          Dividends to shareholders ................................          561,181
                          Securities purchased .....................................           99,549
                          Investment adviser .......................................           76,522
                          Administration fees ......................................           25,507         2,204,585
                                                                                        -------------
                       Accrued expenses and other liabilities ......................                             95,396
                                                                                                          -------------
                       Total liabilities ...........................................                          2,299,981
                                                                                                          -------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Net Assets ..................................................                      $ 119,287,321
                                                                                                          =============
=======================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, $.001 par value (authorized 100,000,000 shares)                      $      10,066
                       Paid-in capital in excess of par ............................                        107,043,052
                       Accumulated realized capital losses--net ....................    $ (14,770,683)
                       Unrealized appreciation--net ................................       27,004,886
                                                                                        -------------
                       Total accumulated earnings--net .............................                         12,234,203
                                                                                                          -------------
                       Net assets ..................................................                      $ 119,287,321
                                                                                                          =============
=======================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------
                       Based on net assets of $119,287,321 and 10,066,319 shares
                        of common stock issued and outstanding .....................                      $       11.85
                                                                                                          =============

      See Notes to Financial Statements.


10              THE EUROPE FUND, INC.          DECEMBER 31, 2004

Statement of Operations

For the Year Ended December 31, 2004
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $340,640 foreign withholding tax) .........                      $   2,332,322
                                                                                                          -------------
                       Total income ................................................                          2,332,322
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $     843,077
                       Administration fees .........................................          281,026
                       Custodian fees ..............................................           64,378
                       Transfer agent fees .........................................           57,309
                       Audit fees ..................................................           39,200
                       Listing fees ................................................           20,800
                       Printing and shareholder reports ............................           16,367
                       Legal .......................................................           14,351
                       Trustees' fees and expenses .................................           13,685
                       Other .......................................................           25,193
                                                                                        -------------
                       Total expenses ..............................................                          1,375,386
                                                                                                          -------------
                       Investment income--net ......................................                            956,936
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain on:
                        Investments--net ...........................................        3,176,550
                        Foreign currency transactions--net .........................           69,622         3,246,172
                                                                                        -------------
                       Change in unrealized appreciation/depreciation on:
                        Investments--net ...........................................       12,465,051
                        Foreign currency transactions--net .........................          (12,484)       12,452,567
                                                                                        -------------------------------
                       Total realized and unrealized gain--net .....................                         15,698,739
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  16,655,675
                                                                                                          =============

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                        For the Year Ended December 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                           2004              2003
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $     956,936     $     739,801
                       Realized gain (loss)--net ...................................        3,246,172        (3,955,970)
                       Change in unrealized appreciation/depreciation--net .........       12,452,567        38,219,120
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       16,655,675        35,002,951
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................       (4,476,840)         (793,389)
                       Tax return of capital--net ..................................       (3,323,551)       (4,998,781)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ...............................................       (7,800,391)       (5,792,170)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ................................        8,855,284        29,210,781
                       Beginning of year ...........................................      110,432,037        81,221,256
                                                                                        -------------------------------
                       End of year .................................................    $ 119,287,321     $ 110,432,037
                                                                                        ===============================

      See Notes to Financial Statements.


12              THE EUROPE FUND, INC.          DECEMBER 31, 2004

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                         For the Year Ended December 31,
                                                             ---------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2004           2003            2002           2001           2000
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                  Net asset value, beginning of year .....   $  10.97       $   8.07        $  12.03       $  17.01       $  20.64
                                                             ---------------------------------------------------------------------
                  Investment income--net .................        .10            .07             .11            .06            .06
                  Realized and unrealized gain (loss)--net       1.55           3.41           (3.23)         (3.86)         (1.33)
                                                             ---------------------------------------------------------------------
                  Total from investment operations .......       1.65           3.48           (3.12)         (3.80)         (1.27)
                                                             ---------------------------------------------------------------------
                  Less dividends and distributions:
                     Investment income--net* .............       (.44)          (.08)           (.10)          (.06)          (.06)
                     Realized gain--net ..................         --             --              --           (.81)         (2.30)
                                                             ---------------------------------------------------------------------
                     Total dividends .....................       (.44)          (.08)           (.10)          (.87)         (2.36)
                                                             ---------------------------------------------------------------------
                     Tax return of capital--net ..........       (.33)          (.50)           (.74)          (.31)            --
                                                             ---------------------------------------------------------------------
                     Total distributions .................       (.33)          (.50)           (.74)          (.31)            --
                                                             ---------------------------------------------------------------------
                  Total dividends and distributions ......       (.77)          (.58)           (.84)         (1.18)         (2.36)
                                                             ---------------------------------------------------------------------
                  Net asset value, end of year ...........   $  11.85       $  10.97        $   8.07       $  12.03       $  17.01
                                                             =====================================================================
                  Market price per share, end of year ....   $  11.34       $   9.89        $   7.10       $  10.40       $  15.00
                                                             =====================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                  Based on net asset value per share .....      15.57%         43.49%         (25.34%)       (21.53%)        (4.85%)
                                                             =====================================================================
                  Based on market price per share ........      22.68%         47.04%         (24.02%)       (23.07%)        (8.25%)
                                                             =====================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                  Expenses ...............................       1.22%          1.30%           1.28%          1.30%          1.27%
                                                             =====================================================================
                  Investment income--net .................        .85%           .81%           1.04%           .45%           .31%
                                                             =====================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                  Net assets, end of year (in thousands) .   $119,287       $110,432        $ 81,221       $121,059       $171,233
                                                             =====================================================================
                         Portfolio turnover ..............      35.68%         42.54%          28.87%         23.93%         33.22%
                                                             =====================================================================

* Realized gains (losses) on foreign currency related transactions--net, if any, are included with and distributed as investment income--net in accordance with provisions of the Internal Revenue Code.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.

      See Notes to Financial Statements.


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              13

[LOGO] Merrill Lynch Investment Managers

Notes to Financial Statements

1. Significant Accounting Policies:

The Europe Fund, Inc. (the "Fund") was incorporated in Maryland on February 8, 1990, as a closed-end, diversified management investment company. The Fund's investment objective is long-term capital appreciation through investment primarily in European equity securities. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange ("NYSE") under the symbol EF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the


14              THE EUROPE FUND, INC.          DECEMBER 31, 2004
value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. The Fund intends to distribute to shareholders annually by the end of January an amount equal to at least 7% of the Fund's net asset value determined as of the beginning of the previous calendar year. If, for any calendar year, the aggregate of net investment income and net realized capital gains (if any) is less than 7% of the Fund's net asset value as of the beginning of that calendar year, the difference will be distributed from the Fund's paid-in surplus.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              15

[LOGO] Merrill Lynch Investment Managers loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Custodian bank -- The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft, which resulted from management estimates of available cash.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $6,773,833 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $69,622 has been reclassified between accumulated realized net capital losses on investments and undistributed net investment income and as a result of permanent differences attributable to a tax return of capital and foreign currency transactions. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Merrill Lynch Investment Managers International Limited (the "Manager"or "MLIMIL").

The Management Agreement provides that the Fund will pay the Manager a fee, computed weekly and payable monthly, at the following rates: .75% of the Fund's average weekly net assets up to $250 million, and .65% of such assets in excess of $250 million. The Manager makes investment decisions on behalf of the Fund subject to the overall supervision of the Board of Directors. The Manager is a subsidiary of Merrill Lynch Investment Managers Limited, the ultimate parent of which is Merrill Lynch & Co., Inc. ("ML & Co.")

The Fund has entered into an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"). The Administration Agreement provides that the Fund will pay the Administrator a fee at the annual rate of ..25% of the Fund's average weekly net assets up to $200 million and .20% on such assets in excess of $200 million. The Administrator performs administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing certain reports and documents required by laws and regulations, and provides the Fund with administrative office facilities. The Administrator is a wholly-owned affiliate of ML & Co.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML&Co., or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIMIL, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIMIL or its affiliates.

Certain directors and officers of the Fund are also directors and officers of the Administrator.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $39,638,338 and $46,112,314, respectively.

4. Capital:

There are 100 million shares of $0.001 par value common stock authorized. Of the 10,066,319 shares outstanding at December 31, 2004, MLIMIL owned 1,960 shares in respect of the Fund's initial seed capital and reinvested distributions.


16              THE EUROPE FUND, INC.          DECEMBER 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                       2004              2003
--------------------------------------------------------------------------------
Distributions paid from:
     Ordinary income .......................        $4,476,840        $  793,389
     Net long-term capital gains ...........                --                --
                                                    ----------------------------
     Total taxable distributions ...........         4,476,840           793,389
     Tax return of capital .................         3,323,551         4,998,781
                                                    ----------------------------
Total distributions ........................        $7,800,391        $5,792,170
                                                    ============================

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income--net .......................       $         --
Undistributed long-term capital gains--net ...............                 --
                                                                 ------------
Total undistributed earnings--net ........................                 --
Capital loss carryforward ................................        (13,503,465)*
Unrealized gains--net ....................................         25,737,668**
                                                                 ------------
Total accumulated earnings--net ..........................       $ 12,234,203
                                                                 ============

* On December 31, 2004, the Fund had a net capital loss carryforward of $13,503,465, of which $7,802,068 expires in 2010 and $5,701,397 expires in
      2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Europe Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Europe Fund, Inc., including the schedule of investments, as of December 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Europe Fund, Inc. at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years indicated, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
February 9, 2005


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              17

[LOGO] Merrill Lynch Investment Managers

Distribution Reinvestment and Cash Purchase Plan

Pursuant to the Fund's Distribution Reinvestment and Cash Purchase Plan (the "Plan"), shareholders will have all distributions, net of any applicable U.S. withholding tax (including, in the case of non-U.S. shareholders, backup withholding taxes) automatically reinvested by The Bank of New York (the "Plan Agent") in Fund shares pursuant to the Plan. Shareholders who do not wish to participate in the Plan or who wish to terminate participation in the Plan may elect, by notifying the Plan Agent in writing, to receive all distributions, net of any applicable U.S. withholding tax, in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. A beneficial owner of shares registered in the name of a bank, broker or other nominee should consult with the nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan. A beneficial owner holding shares through a nominee may not be able to transfer his shares and continue to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a distribution, participants in the Plan will receive the equivalent in shares of the Fund valued as set forth below. Whenever market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at that time, or if the Fund should declare a distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will buy, as agent for the participants, Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Purchases by the Plan Agent will be made on or shortly after the payment date for the distribution and in no event more than 30 days after that date except where temporary curtailment or suspension of purchase is necessary to comply with U.S. federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US$100 to US$3,000, for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in U.S. dollars. Optional cash payments drawn on a non-U.S. bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.


18              THE EUROPE FUND, INC.          DECEMBER 31, 2004

There is no charge to participants for reinvesting distributions. The Plan Agent's fees for the reinvestment of distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or any distributions payable only in cash.

With respect to purchases with voluntary cash payments, the Plan Agent will charge US$2 for each purchase for a participant, plus a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the proportionately lower commission thus attainable.

The receipt of distributions under the Plan will not relieve participants of any income tax (including withholding tax) which may be payable on the distributions. Under presently outstanding regulations, shareholders receiving dividends or distributions in the form of additional shares pursuant to the Plan should be treated, for U.S. federal income tax purposes, as receiving a taxable distribution in an amount equal to the amount of money that the shareholders receiving cash dividends will receive, and should have a cost basis in the shares received equal to such amount.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for the distribution. The Plan also may be amended by the Fund or the Plan Agent, but only by at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority). Further information concerning the Plan may be obtained by contacting the Plan Agent at P.O. 11260, Church Street Station, New York, New York 10277-1260, Attention:
Dividend Reinvestment Service, or by calling 1 (800) 524-4458.


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              19

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
            Position(s)    Length of                                                                   Fund Complex    Directorships
            Held with      Time                                                                        Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    2000 to  President of the Merrill Lynch Investment Managers,   124 Funds       None
Glenn*      Princeton, NJ  and          present  L.P. ("MLIM")/Fund Asset Management, L.P.             163 Portfolios
            08543-9011     Director              ("FAM")-advised funds since 1999; Chairman
            Age: 64                              (Americas Region) of MLIM from 2000 to 2002;
                                                 Executive Vice President of MLIM and FAM (which
                                                 terms as used herein include their corporate
                                                 predecessors) from 1983 to 2002; President of
                                                 FAM Distributors, Inc. ("FAMD") from 1986 to 2002
                                                 and Director thereof from 1991 to 2002; Executive
                                                 Vice President and Director of Princeton Services,
                                                 Inc. ("Princeton Services") from 1993 to 2002;
                                                 President of Princeton Administrators, L.P. from
                                                 1989 to 2002; Director of Financial Data Services,
                                                 Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM act as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
David O.    P.O. Box 9095  Director     2000 to  Professor of Finance and Economics at the Columbia    14 Funds        None
Beim        Princeton, NJ               present  University Graduate School of Business since 1991;    17 Portfolios
            08543-9095                           Chairman of Outward Bound U.S.A. from 1997 to
            Age: 64                              2001; Chairman of Wave Hill, Inc. since 1990;
                                                 Trustee of Phillips Exeter Academy since 2002.
------------------------------------------------------------------------------------------------------------------------------------
James T.    P.O. Box 9095  Director     2000 to  Chief Financial Officer of JPMorgan & Co., Inc. from  14 Funds        None
Flynn       Princeton, NJ               present  1990 to 1995 and an employee of JPMorgan in           17 Portfolios
            08543-9095                           various capacities from 1967 to 1995.
            Age: 65
------------------------------------------------------------------------------------------------------------------------------------
W. Carl     P.O. Box 9095  Director     2000 to  Mizuho Financial Group Professor of Finance; Senior   14 Funds        None
Kester      Princeton, NJ               present  Associate Dean and Chairman of the MBA Program        17 Portfolios
            08543-9095                           of Harvard University Graduate School of Business
            Age: 53                              Administration since 1999; James R. Williston
                                                 Professor of Business Administration of Harvard
                                                 University Graduate School of Business from 1997
                                                 to 1999; MBA Class of 1977, Professor of Business
                                                 Administration of Harvard University Graduate School
                                                 of Business Administration from 1981 to 1997;
                                                 Independent Consultant since 1978.
------------------------------------------------------------------------------------------------------------------------------------
Karen P.    P.O. Box 9095  Director     2000 to  President of Robards & Company, a financial advisory  14 Funds        None
Robards     Princeton, NJ               present  firm, since 1987; formerly an investment banker with  17 Portfolios
            08543-9095                           Morgan Stanley for more than ten years; Director of
            Age: 54                              Enable Medical Corp. since 1996; Director of
                                                 Atricure, Inc. since 2000; Director of CineMuse Inc.
                                                 from 1996 to 2000; Director of the Cooke Center for
                                                 Learning and Development, a not-for-profit
                                                 organization, since 1987.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


20              THE EUROPE FUND, INC.          DECEMBER 31, 2004

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer             1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  Senior Vice  2002 to  President of MLIM/FAM-advised Funds since 2005; President of MLIM and FAM since
Doll, Jr.   Princeton, NJ  President    present  2001; Co-Head (Americas Region) thereof from 2000 to 2001 and Senior Vice President
            08543-9011                           from 1999 to 2001; President and Director of Princeton Services, Inc. since 2001;
            Age: 50                              President of Princeton Administrators, L.P. since 2001; Chief Investment Officer of
                                                 Oppenheimer Funds, Inc. from 1991 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Michel R.   P.O. Box 9011  Vice         2003 to  Managing Director (Equities) of MLIM since 2000 and an investment professional
Legros      Princeton, NJ  President    present  managing European equities with MLIM since 1998 and with Mercury Asset Management
            08543-9011                           since 1991.
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director (Legal
Pellegrino  Princeton, NJ               present  Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney
            08543-9011                           associated with MLIM since 1997.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
Avenue des Arts 35
1040 Brussels
Belgium

Transfer Agents

The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286

NYSE Symbol

EF

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn retired as President and Director of The Europe Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              21

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended December 31, 2004, The Europe Fund, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on August 25, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------
                                                                Shares Voted        Shares Withheld
                                                                    For               From Voting
---------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:       David O. Beim             8,044,999             955,233
                                        James T. Flynn            8,044,455             955,777
                                        Terry K. Glenn            8,047,345             952,887
                                        W. Carl Kester            8,063,743             936,489
                                        Karen P. Robards          8,062,881             937,351
---------------------------------------------------------------------------------------------------

Important Tax Information

The following information is provided with respect to the distribution paid by The Europe Fund, Inc. on December 31, 2004 to shareholders of record on December 15, 2004.

                                                                Per Share Amount
--------------------------------------------------------------------------------
Net Foreign Source Income .........................................    $0.123246
Foreign Taxes Paid or Withheld ....................................    $0.033840
Qualified Dividend Income for Individuals .........................    $0.266046
--------------------------------------------------------------------------------

The foreign taxes paid or withheld represent taxes incurred by the Fund on dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax counsel or other tax advisers regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.


22              THE EUROPE FUND, INC.          DECEMBER 31, 2004

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                THE EUROPE FUND, INC.          DECEMBER 31, 2004              23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

The Europe Fund, Inc. seeks long-term capital appreciation through investment primarily in European equity securities.

This report, including the financial information herein, is transmitted to shareholders of The Europe Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Europe Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                                   #TEF -- 12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) David O. Beim, (2) W. Carl Kester, (3) James T. Flynn and (4) Karen P. Robards.

         The registrant's board of directors has determined that David O. Beim,
         W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

         Mr. Beim has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. For 25 years, Mr. Beim was an investment banker actively engaged in financial analysis for securities transactions and mergers. These transactions presented a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements. Mr. Beim has also been a professor of finance and economics at the Columbia University Graduate School of Business for the past 11 years.

         Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Registrant's financial statements.

         Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of two privately held companies and a non-profit organization.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending December 31, 2004 - $34,000
                                  Fiscal Year Ending December 31, 2003 - $38,750

         (b) Audit-Related Fees - Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (c) Tax Fees -           Fiscal Year Ending December 31, 2004 - $5,200
                                  Fiscal Year Ending December 31, 2003 - $5,000

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $5,200
             Fiscal Year Ending December 31, 2003 - $5,000

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         David O. Beim
         James T. Flynn
         W. Carl Kester
         Karen P. Robards

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Europe Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    The Europe Fund, Inc.

Date: February 24, 2005


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Europe Fund, Inc.

Date: February 24, 2005